Going Concern	6 Months Ended
Jun. 30, 2022
Going Concern
Going Concern

6.Going Concern

The financial statements have been prepared on a basis that assumes the Group will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business. Management assessed the Group’s ability to continue as a going concern and evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern using all information available about the future, focusing on the twelve-month period after the issuance date of the financial statements.

Historically, the Group has funded its operations primarily through capital raises and loans from shareholders. In 2021, management realized plans to finance these investments and costs with the US public listing via a Reorganization which was completed in September 2021 (see consolidated financial statements as of December 31, 2021). Since the inception the Group has incurred recurring losses and negative cash flows from operations including accumulated losses of €841 million. The Group expects to continue generating operating losses for several years. Based on the business plan the Group depends on additional financing for development activities and operations.

This realization of the Reorganization had been crucial for the Group’s ability to continue as a going concern.

Based on its recurring losses from operations since inception, expectation of continuing operating losses in the future and the need to raise additional capital to finance its future operations, the Group has concluded that there is substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.